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                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          CANYON RESOURCES CORPORATION
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                (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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                          CANYON RESOURCES CORPORATION
         14142 DENVER WEST PARKWAY - SUITE 250 - GOLDEN, COLORADO 80401
                 TELEPHONE: (303) 278-8464 - FAX: (303) 279-3772



                                January 20, 2000

Dear Shareholder:

For lack of sufficient number of shareholder votes, the January 14, 2000 Special Meeting of Shareholders was adjourned and rescheduled for 3:00 p.m. on February 10, 2000, to be held at the Company's corporate office.

The Company needs your vote for the alternate capital restructuring as discussed in the proxy that was mailed on December 2, 1999. This is an important vote for all shareholders as it effects the Company's listing on the American Stock Exchange.

I AND THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THE PROPOSAL.

                                     Very truly yours,

                                     CANYON RESOURCES CORPORATION

                                     /s/ Richard H. De Voto

                                     Richard H. De Voto
                                     President